UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

VIRGIN AMERICA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36718	20-1585173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 Airport Boulevard

Burlingame, CA 94010

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 762-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 22, 2015, Virgin America Inc., issued an investor update providing guidance for Virgin America Inc.’s current expectation related to certain items for the fourth quarter of 2014 and for 2015. The investor update is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN AMERICA INC.

Date: January 22, 2015	By:	/s/ Peter D. Hunt
Peter D. Hunt Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Update issued by Virgin America Inc. dated January 22, 2015